UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08076

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. The Emerging Markets Telecommunications Fund, Inc. Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2006 to April 30, 2007

Item 1. Reports to Stockholders.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

SEMI-ANNUAL REPORT
APRIL 30, 2007
(unaudited)

ETF-SAR-0407

LETTER TO SHAREHOLDERS

June 6, 2007

Dear Shareholder:

For the half year ended April 30, 2007, The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of 20.03% based on net asset value, versus 20.11% for the Morgan Stanley International Emerging Markets Free Index* (MSCI EM) and an increase of 23.47% for the telecommunications services sub sector of the MSCI EM. Based on market price, the Fund had a return of 29.69% for the period.

Effective May 24, 2007, the Fund announced a change to its share repurchase program. Currently, management is authorized to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount of 15% or more. The Board has now approved a reduction of the threshold that would trigger potential share repurchases from 15% to 12%. Open market purchases can also be made within the discretion of management where the discount is less than 12%.

In addition, the Fund's Board of Directors has determined to discontinue the self-tender policy adopted in 2005 based primarily on the marked reduction in the percentage of the Fund invested in private equity holdings since 2005 and the relatively small discount at which Fund shares have been recently trading. The Fund's current policy remains that it will not make any additional private equity investments other than investments that are required pursuant to existing capital commitments or in exceptional circumstances, such as when the Board has determined that an additional investment in a private equity fund is appropriate to seek to preserve or enhance an existing Fund investment. Moreover, as stated above, the Board monitors the discount at which Fund shares trade and will consider taking appropriate action as needed.

In determining to discontinue the self-tender policy, in addition to the reduction of the private equity holdings from 2005 levels and the relatively small discount to net asset value at which Fund shares have been recently trading, the Board considered, among other things, the small size of the Fund; the impact a tender offer could have on the Fund's expense ratio; the costs of conducting a tender offer; and the small amount of shares that would be tendered for in 2007 (approximately 6% of Fund shares as of April 30, 2007). In evaluating its self-tender policy, the Board also considered paying a special dividend representing a portion of the net proceeds realized from private holdings, but determined not to do so in light of the adverse tax consequences to shareholders and the Fund.

Market Review: A strong period for emerging markets in general

For the semiannual period ended April 30, 2007, Emerging Markets have generally performed well. Performance was strong in the fourth quarter of 2006. Even though Emerging Markets were flat early in the calendar year and had a brief sell off in late February early March, they closed the period at historical highs.

Strategic Review and Outlook: Maintaining a focus on growth and infrastructure

For the six-month period, our continued investment in large wireless growth stocks was key to the Fund's performance. Notable positive contributors included Bharti Airtel (2.8% of the Fund as of April 30, 2007) and Orascom Telecom Holding (2.5% of the Fund as of April 30, 2007). Additionally, low exposure to some of the value index stocks aided in

LETTER TO SHAREHOLDERS (CONTINUED)

performance during the strong 4Q rally. However, the rally was unusual in that a few of the value index stocks where the Fund was underweight had big upward moves, which detracted from performance.

New stocks that enhanced the existing themes of growth and infrastructure were added to the portfolio. The Fund purchased a high growth pure play business processing and outsourcing stock listed in the Philippines and also participated in the IPO of a regional Mexican airport company. Investments in infrastructure now account for 6% of the Fund. The nature of infrastructure stocks held, both in terms of their geographic market exposure and industry focus, will be developed.

In our opinion, the market may still be underestimating the amount of money the rural poor will spend on wireless services. We believe this could extend the duration of "wireless growth" in 2007. The development of ever-cheaper handsets only serves to reinforce this trend. In fact, equipment vendors are continuing to drop the price of pre-paid handsets in developing markets, and a sub US$20 phone is expected in 2007. Additionally, there is a growing probability that leading wireless operators will spin-off tower infrastructure through IPOs in 2007, providing additional upside to investors. For these reasons, we believe "wireless growth" will remain an area of investor interest during 2007.

An infrastructure theme is increasingly relevant to the Fund, as many telecommunication services providers are seeking to exploit their asset bases. However, the Fund will remain predominantly focussed upon Emerging Market telecommunications.

Capital management is also increasingly important in judging the investment attractiveness of telecoms stocks. We believe it is especially critical for under-leveraged companies to implement capital reduction programs to improve earnings per share and return on equity performance.

Private Placement Update

As discussed in previous reports, most of the Fund's private placement holdings are technology-oriented venture capital funds. The most recent six-month period saw widespread stability as well as increases in valuations. Write-ups of these investments were generally the result of a third-party financing round, IPO, or the sale of an investment. Conversely, write-downs reflected the manager's judgment with respect to any impairment of value. Several of these funds benefited from the appreciation and increased liquidity of underlying investments, primarily in those companies that had already reached a level of maturity that allowed them to go public.

Distributions in this period increased significantly from the previous fiscal year ($10.0 million as compared to $3.4 million). This was due to a combination of the improving technology sector and the maturation of the underlying portfolio companies — which is driving a growing number of liquidity events (strategic sales or sales in the public markets). We would hope to see this trend continue over the coming quarters. In the current period, the main contributor to the total of distributions was the sale of a Russian asset in which the Fund earned 5.6 times the $1.0 million originally invested.

LETTER TO SHAREHOLDERS (CONTINUED)

The investment pace of the funds was unchanged, with approximately $0.5 million of capital calls made by the fund investments during the period. As of April 30, 2007, the Fund had $3.6 million of unfunded capital commitment. We believe that recent investments made by general partners with whom we have invested are being done at better valuations and at a later stage in the companies' development. In this context, we hope that the performance should be successful over time.

Respectfully,

Neil Gregson Chief Investment Officer **	Keith M. Schappert Chief Executive Officer and President ***

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Since the Fund focuses its investments on companies involved in telecommunications, an investment in the Fund may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in a broader mix of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

LETTER TO SHAREHOLDERS (CONTINUED)

We wish to remind shareholders about the Fund's dividend reinvestment program known as the InvestlinkSM Program (the "Program"). The Program is sponsored and administered by Computershare Trust Company, N.A. (Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the Program. The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: (800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada). All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestlinkSM Program, P.O. Box 43010, Providence, RI 02940-3010.

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The First Israel Fund, Inc.

*** Keith M. Schappert is Executive Vice Chairman and Head of Asset Management for Americas of Credit Suisse and CEO/President of the Fund. Mr. Schappert joined Credit Suisse in 2006 from Federated Investment Advisory Companies, where he was CEO and President from 2002. Prior to Federated, Mr. Schappert was CEO and President of JP Morgan Investment Management from 1994 to 2001.

NOTICE TO SHAREHOLDERS

At the time The Emerging Markets Telecommunications Fund, Inc. (the "Fund") commenced operations in 1992, the Prospectus did not contemplate the use of options strategies as such strategies were not commonly used by investment companies. Since then the use of options by Funds has proliferated. Credit Suisse now believes that the use of the options strategies discussed below may permit it to better manage the risk and returns of the Fund and effective March 1, 2007, the Fund may, in the discretion of the portfolio managers, use option strategies for hedging purposes or to increase return. Options strategies also entail risks which are detailed below.

SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC") options. The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument. This technique, called a "collar," enables the Fund to be protected to some extent against a market decline while maintaining the potential for limited upside appreciation. In this strategy the cost of purchasing a put option is offset with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit.

NOTICE TO SHAREHOLDERS (CONTINUED)

In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation and of the securities exchange on which the option is written.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. As a result, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, will purchase OTC options only from dealers whose debt securities, as determined by Credit Suisse, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

SECURITIES INDEX OPTIONS. The Fund may purchase or write exchange-listed and OTC put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Securities index options can be based on a broad market index or a narrower market index, a particular industry or market segment. Options on securities indexes are similar to options on securities, and have the same risks as described above.

Index put options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the index is below the exercise price of the index put option upon its expiration. The Fund would ordinarily realize a gain on a put option it has purchased if (i) at the end of the index option period, the value of an index decreased below the exercise price of the index put option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the index put option prior to its expiration at a price that is higher than its cost. The Fund may purchase index put options to protect the Fund from a decline in value of a portfolio holding or a group of portfolio holdings over a short period of time. If a put option purchased by the Fund is not sold or realized when it has remaining value, the Fund will lose its entire investment in the index put option. Also, where an index put option is purchased to hedge all or part of the Fund's portfolio, the price of the index put option may move more or less than the value of the index.

NOTICE TO SHAREHOLDERS (CONTINUED)

Index call options are contracts that give the holder of the option, in exchange for a premium, the right to receive a cash payment from the seller of the index option in the event the value of the index is above the exercise price of the index call option upon its expiration. The Fund would ordinarily realize a gain on a call option it has purchased if (i) at the end of the index option period, the value of an index has increased above the exercise price of the index call option sufficiently to more than cover the premium and transaction costs or (ii) the Fund sells the index call option prior to its expiration at a price that is higher than its cost. The Fund may purchase call options on an index primarily as a temporary substitute for taking positions in certain securities that comprise a relevant index. The Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner

In seeking to hedge all or a portion of its investments or as a means of participating in a securities market without making direct purchases of securities, the Fund may also write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to Credit Suisse's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if Credit Suisse believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless Credit Suisse believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

In addition, because options on securities indices require settlement in cash, Credit Suisse may be forced to liquidate portfolio securities to meet settlement obligations.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Portfolio Summary
April 30, 2007 (unaudited)

SECTOR ALLOCATION

GEOGRAPHIC ASSET BREAKDOWN

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Portfolio Summary (continued)
April 30, 2007 (unaudited)

SUMMARY OF SECURITIES BY COUNTRY/REGION

TOP 10 HOLDINGS, BY ISSUER

	Holdings	Sector	Country/ Region	Percent of Net Assets
1.	América Móvil S.A. de C.V.	Wireless Telecommunication Services	Mexico	16.5
2.	China Mobile Ltd.	Wireless Telecommunication Services	China	14.8
3.	MTN Group Ltd.	Wireless Telecommunication Services	South Africa	7.3
4.	PT Telekomunikasi Indonesia	Diversified Telecommunication Services	Indonesia	5.3
5.	Bharti Airtel Ltd.	Wireless Telecommunication Services	India	2.8
6.	Vimpel-Communications	Wireless Telecommunication Services	Russia	2.7
7.	Orascom Telecom Holding SAE	Wireless Telecommunication Services	Egypt	2.5
8.	Mobile Telesystems	Wireless Telecommunication Services	Russia	2.5
9.	SK Telecom Co., Ltd.	Wireless Telecommunication Services	South Korea	2.4
10.	Reliance Communications Ltd.	Diversified Telecommunication Services	India	2.2

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments
April 30, 2007 (unaudited)

Description	No. of Shares	Value
EQUITY OR EQUITY-LINKED SECURITIES-96.60%
Equity or Equity-Linked Securities of Telecommunication Companies in Emerging
Countries-89.38%
Asia-1.92%
Diversified Telecommunication Services-1.92%
TVG Asian Communications Fund II, L.P.†‡# (Cost $2,438,479)	3,622,118	$3,505,700
Brazil-5.70%
Diversified Telecommunication Services-3.52%
Brasil Telecom Participações S.A.	74,500,000	1,649,446
Brasil Telecom Participações S.A., ADR	22,000	1,166,660
Tele Norte Leste Participações S.A.	47,300	1,570,849
Tele Norte Leste Participações S.A., ADR¥	124,800	2,042,976
		6,429,931
Media-0.58%
Net Servicos de Comunicacao S.A.,PN, ADR†	70,533	1,053,058
Wireless Telecommunication Services-1.60%
Tim Participações S.A., ADR¥	41,300	1,489,278
Vivo Participações S.A., ADR¥	312,800	1,426,368
		2,915,646
Total Brazil (Cost $7,917,207)		10,398,635
China-15.97%
Diversified Telecommunication Services-1.18%
China Telecom Corp. Ltd.	4,543,000	2,152,527

Description	No. of Shares	Value
Wireless Telecommunication Services-14.79%
China Mobile Ltd.	1,509,500	$13,598,132
China Mobile Ltd., ADR¥	297,900	13,408,479
		27,006,611
Total China (Cost $15,034,885)		29,159,138
Egypt-2.54%
Wireless Telecommunication Services-2.54%
Orascom Telecom Holding SAE† (Cost $3,291,867)	339,505	4,645,479
India-5.59%
Diversified Telecommunication Services-2.81%
Mahanagar Telephone Nigam Ltd.	294,900	1,053,923
Reliance Communications Ltd.†	354,124	4,071,534
		5,125,457
Wireless Telecommunication Services-2.78%
Bharti Airtel Ltd.†	258,874	5,069,682
Total India (Cost $5,558,680)		10,195,139
Indonesia-5.29%
Diversified Telecommunication Services-5.29%
PT Telekomunikasi Indonesia (Cost $4,946,113)	8,437,500	9,651,904
Israel-3.44%
Diversified Telecommunication Services-0.00%
Lynx Photonic Networks*	375,394	0
Lynx Series E*	493,000	0
		0
Technology-0.51%
SVE Star Ventures Enterprises GmbH & Co. No. IX KG†‡#	1,751,470	927,333

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
April 30, 2007 (unaudited)

Description	No. of Shares	Value
Venture Capital-2.93%
BPA Israel Ventures LLC†‡#	1,674,587	$1,084,240
Concord Ventures Fund II, L.P.†‡	4,000,000	1,057,360
Formula Ventures L.P.†‡	1,500,000	16,770
Giza GE Venture Fund III, L.P.†‡	2,750,000	1,655,363
K.T. Concord Venture Fund L.P.†‡	2,000,000	430,080
Neurone Ventures II, L.P.†‡#	603,684	167,429
Walden-Israel Ventures III, L.P. †‡#	1,166,688	932,102
		5,343,344
Total Israel (Cost $11,194,292)		6,270,677
Latin America-1.69%
Venture Capital-0.49%
J.P. Morgan Latin America Capital Partners (Cayman), L.P.†‡	866,152	225,191
J.P. Morgan Latin America Capital Partners (Delaware), L.P.†‡#	1,360,259	669,642
		894,833
Wireless Telecommunication Services-1.20%
NII Holdings Inc. Class B†	28,500	2,187,375
Total Latin America (Cost $2,258,765)		3,082,208
Mexico-18.50%
Diversified Telecommunication Services-1.97%
Teléfonos de México S.A. de C.V., Class L, ADR¥	105,200	3,591,528
Wireless Telecommunication Services-16.53%
América Móvil S.A. de C.V., Series L, ADR	574,600	30,183,738
Total Mexico (Cost $9,660,428)		33,775,266

Description	No. of Shares	Value
Morocco-0.67%
Diversified Telecommunication Services-0.67%
Maroc Telecom (Cost $830,508)	73,406	$1,226,053
Philippines-3.15%
Commercial Services & Supplies-0.94%
Paxys Inc.†	2,847,900	1,722,761
Diversified Telecommunication Services-2.21%
Philippine Long Distance Telephone Co.	76,100	4,036,757
Total Philippines (Cost $3,692,943)		5,759,518
Poland-0.65%
Diversified Telecommunication Services-0.65%
Telekomunikacja Polska S.A. (Cost $1,004,035)	149,308	1,195,739
Russia-9.96%
Diversified Telecommunication Services-2.92%
Comstar United Telesystems, GDR§	295,144	2,405,424
Sibirtelecom	6,100,200	774,725
Uralsvyazinform	13,533,617	852,618
VolgaTelecom, ADR	104,200	1,288,954
		5,321,721
Wireless Telecommunication Services-7.04%
Mobile Telesystems, ADR¥	82,000	4,518,200
Sistema JSFC, GDR§¥	97,452	2,772,509
Sistema JSFC, GDR	23,272	662,088
Vimpel-Communications, ADR¥	50,700	4,905,732
		12,858,529
Total Russia (Cost $10,964,153)		18,180,250

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
April 30, 2007 (unaudited)

Description	No. of Shares	Value
South Africa-8.31%
Diversified Telecommunication Services-1.00%
Telkom South Africa Ltd.	74,827	$1,832,344
Wireless Telecommunication Services-7.31%
MTN Group Ltd.	911,793	13,344,290
Total South Africa (Cost $7,644,961)		15,176,634
South Korea-3.21%
Wireless Telecommunication Services-3.21%
KT Freetel Co., Ltd.	45,500	1,396,340
SK Telecom Co., Ltd.	21,190	4,471,145
Total South Korea (Cost $5,525,755)		5,867,485
Thailand-0.00%
Diversified Telecommunication Services-0.00%
True Corporation Public Company Ltd., Foreign Registered, Warrants (expiring 04/03/08)†* (Cost $0)	1,717,483	0
Turkey-0.84%
Wireless Telecommunication Services-0.84%
Turkcell Iletisim Hizmetleri AS (Cost $1,067,673)	280,404	1,539,330
Global-1.95%
Diversified Telecommunication Services-0.53%
TeleSoft Partners L.P.†‡	1,250,000	52,387
TeleSoft Partners II QP, L.P.†‡#	2,040,000	904,883
		957,270
Venture Capital-1.42%
Emerging Markets Ventures I, L.P.†‡#	7,248,829	2,597,183
Total Global (Cost $5,481,847)		3,554,453
Total Emerging Countries (Cost $98,512,591)		163,183,608

Description	No. of Shares	Value
Equity Securities of Telecommunication Companies in Developed Countries-0.42%
United States-0.42%
Internet Software & Services-0.42%
Technology Crossover Ventures IV, L.P.†‡ # (Cost $643,915)	1,822,200	$761,164
Equity Securites of Companies Providing Other
Essential Services in the Development of
an Emerging Country's Infrastructure-6.80%
Argentina-0.00%
Investment & Holding Companies-0.00%
Exxel Capital Partners V, L.P.†‡ (Cost $380,520)	1,897,761	0
Brazil-0.54%
Electric Utilities-0.54%
Terna Participações S.A. (Cost $780,736)	76,700	981,156
Chile-1.52%
Water Utilities-1.52%
Inversiones Aguas Metropolitanas S.A., ADR§ (Cost $2,080,064)	111,800	2,765,440
Israel-0.03%
Investment & Holding Companies-0.03%
The Renaissance Fund LDC†‡ (Cost $482,671)	160	58,006
Mexico-4.30%
Household Durables-2.18%
Urbi, Desarrollos Urbanos, S.A. de C.V.†	952,320	3,987,520

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Schedule of Investments (continued)
April 30, 2007 (unaudited)

Description	No. of Shares	Value
Transportation Infrastructure-2.12%
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR†¥	61,100	$1,786,564
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR¥	46,100	2,084,642
		3,871,206
Total Mexico (Cost $5,524,864)		7,858,726
Philippines-0.41%
Independent Power Producers & Energy
Traders-0.41%
First Gen Corporation (Cost $576,524)	634,900	755,599
Total Other Essential Services (Cost $9,825,379)		12,418,927
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost $108,981,885)		176,363,699
	Principal Amount (000's)
SHORT-TERM INVESTMENTS-8.82%
Grand Cayman-2.90%
Bank of America N.A., overnight deposit, 4.38% 05/01/07 (Cost $5,290,000)	$5,290	5,290,000
United States-5.92%
Bear, Stearns & Co. Inc., repurchase agreement (Agreement dated 04/30/2007 to be repurchased at $1,426,574), 2.66%**, 05/01/07, collateralized by U.S. Treasury Strips***	1,426	1,426,469

Description	Principal Amount (000's)	Value
Bear, Stearns & Co. Inc., repurchase agreement (Agreement dated 04/30/2007 to be repurchased at $9,392,587), 5.31%****, 05/01/07, collateralized by U.S. Treasury Strips***	$9,391	$9,391,201
Total United States (Cost $10,817,670)		10,817,670
TOTAL SHORT-TERM INVESTMENTS (Cost $16,107,670)		16,107,670
Total Investments-105.42% (Cost $125,089,555) (Notes B,E,G)		192,471,369
Liabilities in Excess of Cash and Other Assets-(5.42)%		(9,892,462)
NET ASSETS-100.00%		$182,578,907

†  Non-income producing security.

‡  Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Notes B and H).

#  As of April 30, 2007, the aggregate amount of open commitments for the Fund is $3,639,409. (See Note H).

¥  Security or a portion thereof is out on loan.

*  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B).

§  SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

**  Interest rate after any rebate earned by borrower of securities.

***  Represents security purchased with cash collateral received for securities on loan.

****  Interest rate before any rebate earned by borrower of securities.

ADR  American Depositary Receipts.

GDR  Global Depositary Receipts.

PN  Preferred Shares.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statement of Assets and Liabilities
April 30, 2007 (unaudited)

ASSETS
Investments, at value, including collateral for securities on loan of $10,817,670 (1) (Cost $125,089,555) (Notes B,E,G)	$192,471,369
Cash (including $1,021,140 of foreign currencies with a cost of $980,323)	1,021,773
Dividends receivable	267,361
Total Assets	193,760,503
LIABILITIES
Payables:
Upon return of securities loaned (Note B)	10,817,670
Investment advisory fee (Note C)	162,913
Directors' fees	32,114
Administration fees (Note C)	13,557
Other accrued expenses	155,342
Total Liabilities	11,181,596
NET ASSETS (applicable to 8,606,361 shares of common stock outstanding) (Note D)	$182,578,907
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,606,361 shares issued and outstanding (100,000,000 shares authorized)	$8,606
Paid-in capital	165,689,206
Accumulated net investment loss	(125,008)
Accumulated net realized loss on investments and foreign currency related transactions	(50,418,221)
Net unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	67,424,324
Net assets applicable to shares outstanding	$182,578,907
NET ASSET VALUE PER SHARE ($182,578,907 ÷ 8,606,361)	$21.21
MARKET PRICE PER SHARE	$20.75

(1) Includes securities out on loan to brokers with a market value of $10,323,934

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statement of Operations
For the Six Months Ended April 30, 2007 (unaudited)

INVESTMENT LOSS
Income (Note B):
Dividends	$961,156
Interest	136,692
Securities lending	38,845
Less: Foreign taxes withheld	(123,444)
Total Investment Income	1,013,249
Expenses:
Investment advisory fees (Note C)	939,067
Legal fees	93,746
Custodian fees	88,967
Administration fees (Note C)	60,263
Directors' fees	50,035
Audit and tax fees	31,182
Accounting fees	24,100
Printing (Note C)	18,603
Shareholder servicing fees	10,241
Insurance	4,914
Stock exchange listing fees	1,200
Indian capital gains tax (Note B)	1,782
Brazilian taxes (Note B)	386
Miscellaneous	7,105
Total Expenses	1,331,591
Less: Fee waivers (Note C)	(28,509)
Net Expenses	1,303,082
Net Investment Loss	(289,833)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
Investments	9,994,698
Foreign currency related transactions	(20,638)
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	20,849,585
Net realized and unrealized gain on investments and foreign currency related transactions	30,823,645
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,533,812

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2007 (unaudited)	For the Fiscal Year Ended October 31, 2006
INCREASE IN NET ASSETS
Operations:
Net investment income/(loss)	$(289,833)	$117,485
Net realized gain on investments and foreign currency related transactions	9,974,060	13,465,140
Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies	20,849,585	28,947,017
Net increase in net assets resulting from operations	30,533,812	42,529,642
Capital share transactions (Note I):
Cost of 26,500 shares purchased under the share repurchase program	—	(307,233)
Total increase in net assets	30,533,812	42,222,409
NET ASSETS
Beginning of period	152,045,095	109,822,686
End of period	$182,578,907	$152,045,095	*

*  Including undistributed net investment income of $185,463.

See accompanying notes to financial statements.

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THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Financial Highlights§

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

	For the Six Months Ended April 30, 2007		For the Fiscal Years Ended October 31,		For the Eleven Months Ended October 31,		For the Fiscal Years Ended November 30,
	(unaudited)		2006	2005	2004§§		2003	2002		2001
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.67		$12.72	$9.95	$8.17		$7.30	$8.42		$10.35
Net investment income/(loss)	(0.03	)†	0.01 †	0.02 †	0.01	†	(0.10)†	(0.15	)†††	(0.12)††
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	3.57		4.93	2.74	1.70		0.97	(1.03)		(1.88)
Net increase/(decrease) in net assets resulting from operations	3.54		4.94	2.76	1.71		0.87	(1.18)		(2.00)
Dividends and distributions to shareholders:
Net investment income	—		—	—	—		—	—		—
Net realized gain on investments and foreign currency related transactions.	—		—	—	—		—	—		—
Total dividends and distributions to shareholders	—		—	—	—		—	—		—
Anti-dilutive impact due to capital shares tendered or repurchased	—		0.01	0.01	0.07		—	0.06		0.07
Net asset value, end of period	$21.21		$17.67	$12.72	$9.95		$8.17	$7.30		$8.42
Market value, end of period	$20.75		$16.00	$10.91	$8.52		$6.85	$6.22		$6.88
Total investment return (a)	29.69%		46.65%	28.05%	24.38%		10.13%	(9.59)%		(10.50)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$182,579		$152,045	$109,823	$86,351		$74,899	$66,937		$90,771
Ratio of expenses to average net assets (b)	1.56	%(c)	1.62%	1.93%	1.81	%(c)	1.77%	1.90%		1.76%
Ratio of expenses to average net assets, excluding taxes	1.56	%(c)	1.60%	1.92%	1.81	%(c)	1.77%	1.77%		1.74%
Ratio of net investment income/(loss) to average net assets	(0.35	)%(c)	0.09%	0.15%	0.13	%(c)	(1.33)%	(1.89)%		(1.18)%
Portfolio turnover rate	7.45%		39.79%	80.95%	71.57%		120.31%	94.89%		82.16%

	For the Six Months Ended November 30,		For the Fiscal Years Ended May 31,
	2000		2000	1999	1998	1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.36		$12.13	$16.37	$21.54	$20.95
Net investment income/(loss)	(0.14	)†	(0.20)†	(0.04)†	(0.06)	0.10
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(4.78)		6.14	(2.41)	(1.40)	2.86
Net increase/(decrease) in net assets resulting from operations	(4.92)		5.94	(2.45)	(1.46)	2.96
Dividends and distributions to shareholders:
Net investment income	—		—	—	(0.09)	(0.27)
Net realized gain on investments and foreign currency related transactions.	(3.09)		—	(1.96)	(3.62)	(2.10)
Total dividends and distributions to shareholders	(3.09)		—	(1.96)	(3.71)	(2.37)
Anti-dilutive impact due to capital shares tendered or repurchased	—		0.29	0.17	—	—
Net asset value, end of period	$10.35		$18.36	$12.13	$16.37	$21.54
Market value, end of period	$7.688		$13.508	$9.819	$13.008	$17.385
Total investment return (a)	(28.46)%		37.58%	(9.99)%	(4.57)%	14.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$131,325		$130,300	$94,026	$138,023	$181,627
Ratio of expenses to average net assets (b)	1.91	%(c)	2.24%	2.09%	2.32%	1.90%
Ratio of expenses to average net assets, excluding taxes	1.91	%(c)	2.04%	2.01%	1.82%	1.82%
Ratio of net investment income/(loss) to average net assets	(1.50	)%(c)	(1.15)%	(0.33)%	(0.29)%	0.52%
Portfolio turnover rate	51.72%		113.75%	179.66%	162.58%	42.14%

§  Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

§§  On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year-end from November 30 to October 31. The financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

†  Based on average shares outstanding.

††  Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

†††  Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.

(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b)  Ratios shown are inclusive of Brazilian transaction, Indian capital gains and Chilean repatriation taxes, if any.

(c)  Annualized.

See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Financial Highlights§

	For the Six Months Ended November 30,		For the Fiscal Years Ended May 31,
	2000		2000	1999	1998	1997
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$18.36		$12.13	$16.37	$21.54	$20.95
Net investment income/(loss)	(0.14	)†	(0.20)†	(0.04)†	(0.06)	0.10
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(4.78)		6.14	(2.41)	(1.40)	2.86
Net increase/(decrease) in net assets resulting from operations	(4.92)		5.94	(2.45)	(1.46)	2.96
Dividends and distributions to shareholders:
Net investment income	—		—	—	(0.09)	(0.27)
Net realized gain on investments and foreign currency related transactions.	(3.09)		—	(1.96)	(3.62)	(2.10)
Total dividends and distributions to shareholders	(3.09)		—	(1.96)	(3.71)	(2.37)
Anti-dilutive impact due to capital shares tendered or repurchased	—		0.29	0.17	—	—
Net asset value, end of period	$10.35		$18.36	$12.13	$16.37	$21.54
Market value, end of period	$7.688		$13.508	$9.819	$13.008	$17.385
Total investment return (a)	(28.46)%		37.58%	(9.99)%	(4.57)%	14.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$131,325		$130,300	$94,026	$138,023	$181,627
Ratio of expenses to average net assets (b)	1.91	%(c)	2.24%	2.09%	2.32%	1.90%
Ratio of expenses to average net assets, excluding taxes	1.91	%(c)	2.04%	2.01%	1.82%	1.82%
Ratio of net investment income/(loss) to average net assets	(1.50	)%(c)	(1.15)%	(0.33)%	(0.29)%	0.52%
Portfolio turnover rate	51.72%		113.75%	179.66%	162.58%	42.14%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements
April 30, 2007 (unaudited)

Note A. Organization

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

Note B. Significant Accounting Policies

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Valuation: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At April 30, 2007, the Fund held 8.24% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $21,546,700 and fair value of $15,044,833. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

Short-Term Investment: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

Investment Transactions and Investment Income: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2007 (unaudited)

Taxes: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended April 30, 2007, the Fund did not incur such expense.

For the six months ended April 30, 2007, the Fund earned $16,671 in capital gains from investments in Indian securities, for which it paid $1,782 in capital gains tax.

Brazil imposes a Contribução Provisoria sobre Movimentaçãoes Financieras ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the six months ended April 30, 2007, the Fund incurred $386 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on valuation date. Taxes on foreign income are recorded when the related income is recorded. For the six months ended April 30, 2007, the Fund accrued no such expense.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

  (I)  market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

  (II)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2007 (unaudited)

of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

Securities Lending: The market value of securities out on loan to brokers at April 30, 2007, was $10,323,934, for which the Fund has received cash as collateral of $10,817,670. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc. ("Bear Stearns"), which was in turn collateralized by U.S. Treasury Strips with a value of $11,133,670. Security loans are required at all times to have collateral at least equal to 100% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the six months ended April 30, 2007, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement with Bear, Stearns Securities Corp. as the sole borrower was $438,456, of which $399,611 was rebated to Bear, Stearns Securities Corp. The Fund retained $38,845 from the cash collateral investment.

Distributions of Income and Gains: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Partnership Accounting Policy: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

Other: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2007 (unaudited)

will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At April 30, 2007, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

Note C. Agreements

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Credit Suisse has agreed to waive a portion of the advisory fee. For the six months ended April 30, 2007, Credit Suisse earned $939,067 for advisory services, of which Credit Suisse waived $28,509. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended April 30, 2007, Credit Suisse was reimbursed $7,107 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Ltd. Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Fund. Credit Suisse Ltd. U.K. and Credit Suisse Ltd. Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2007 (unaudited)

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the six months ended April 30, 2007, BSFM earned $53,156 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on the average month end Brazilian assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the six months ended April 30, 2007, Merrill was paid $29,595 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

Note D. Capital Stock

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,606,361 shares outstanding at April 30, 2007, Credit Suisse owned 14,333 shares.

Note E. Investment In Securities

For the six months ended April 30, 2007, purchases and sales of securities, other than short-term investments, were $13,322,357 and $12,085,405, respectively.

Note F. Credit Facility

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the six months ended April 30, 2007, the Fund had no borrowings under the Credit Facility.

Note G. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

At April 30, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $125,220,206, $75,607,079, $(8,355,916) and $67,251,163, respectively.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2007 (unaudited)

Note H. Restricted Securities

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 04/30/07	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
BPA Israel Ventures LLC	1,674,587	10/05/00 – 12/09/05	$1,229,194	$1,084,240	$0.65	0.59	$—	$625,413
Concord Ventures Fund II, L.P.	3,840,000	03/29/00 – 04/12/06	2,655,351	1,015,066	0.26	0.56
	160,000	12/15/06	160,000	42,294	0.26	0.02
	4,000,000		2,815,351	1,057,360		0.58	151,554	—
Emerging Markets Ventures I, L.P.	7,248,829	01/22/98 – 01/10/06	4,059,052	2,597,183	0.36	1.42	5,568,419	851,172
Exxel Capital Partners V, L.P.	1,897,761	05/11/98 – 12/03/98	380,520	0	0.00	—	205,185	—
Formula Ventures L.P.	1,500,000	08/06/99 – 06/14/04	350,828	16,770	0.01	0.01	496,915	—
Giza GE Venture Fund III, L.P.	2,640,000	01/31/00 – 07/03/06	1,924,140	1,589,148	0.60	0.87
	110,000	11/23/06	110,000	66,215	0.60	0.04
	2,750,000		2,034,140	1,655,363		0.91	269,219	—
J.P. Morgan Latin America Capital Partners (Cayman), L.P.	862,507	04/10/00 – 06/27/06	444,594	224,243	0.26	0.12
	3,645	12/21/06	3,016	948	0.26	—
	866,152		447,610	225,191		0.12	1,250,209	—
J.P. Morgan Latin America Capital Partners (Delaware), L.P.	1,355,207	04/10/00 – 03/09/06	472,315	667,155	0.49	0.37
	5,052	12/21/06	5,052	2,487	0.49	—
	1,360,259		477,367	669,642		0.37	1,191,615	631,329
K.T. Concord Venture Fund L.P.	2,000,000	12/08/97 – 09/29/00	1,592,648	430,080	0.22	0.24	1,089,099	—
Neurone Ventures II, L.P.	573,684	11/24/00 – 04/17/06	160,959	159,109	0.28	0.09
	30,000	12/26/06	30,000	8,320	0.28	—
	603,684		190,959	167,429		0.09	255,657	157,500
SVE Star Ventures Enterprises GmbH & Co. No. IX KG	1,750,000	12/21/00 – 05/04/06	1,303,605	926,555	0.53	0.51
	1,470	02/28/07	0	778	0.53	—
	1,751,470		1,303,605	927,333		0.51	300,221	250,000

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2007 (unaudited)

Security	Number of Shares	Acquisition Date(s)	Cost	Fair Value At 04/30/07	Value per Share	Percent of Net Assets	Distributions Received	Open Commitments
Technology Crossover Ventures IV, L.P.	1,807,600	03/08/00 – 07/24/06	$629,315	$755,065	$0.42	0.41
	14,600	01/10/07	14,600	6,099	0.42	—
	1,822,200		643,915	761,164		0.41	$1,504,505	$177,800
Telesoft Partners L.P.	1,250,000	07/22/97 – 06/07/01	452,211	52,387	0.04	0.03	7,203,101	—
Telesoft Partners II QP, L.P.	1,920,000	07/14/00 – 06/06/06	860,845	851,655	0.44	0.47
	120,000		109,739	53,228	0.44	0.03
	2,040,000		970,584	904,883		0.50	989,561	360,000
The Renaissance Fund LDC	160	03/30/94 – 03/21/97	482,671	58,006	362.54	0.03	1,497,612	—
TVG Asian Communications Fund II, L.P.	3,622,118	06/07/00 – 10/27/05	2,438,479	3,505,700	0.97	1.92	837,379	377,882
Walden-Israel Ventures III, L.P.	1,070,438	02/23/01 – 08/01/06	726,465	855,205	0.80	0.47
	96,250	11/02/06	91,909	76,897	0.80	0.04
	1,166,688		818,374	932,102		0.51	789,972	208,313
Total			$20,687,508	$15,044,833		8.24	$23,600,223	$3,639,409

The Fund may incur certain costs in connection with the disposition of the above securities.

Note I. Share Repurchase Program/Self-Tender Policy

Share Repurchase Program: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the six months ended April 30, 2007, the Fund did not have any share repurchases. For the fiscal year ended October 31, 2006, the Fund repurchased 26,500 of its shares for a total cost of $307,233 at a weighted discount of 13.13% from its net asset value. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000.

Self-Tender Policy: In January 2005, the Fund adopted a policy to make annual self-tenders for its shares of common stock. Each annual self-tender will be in the amount equal to the net proceeds realized by the Fund during the year from its illiquid private equity investments less any capital commitments that are funded during that year, commencing with a self-tender in an amount equal to such net proceeds as are realized by the Fund during 2005.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Notes to Financial Statements (continued)
April 30, 2007 (unaudited)

In May 2007, the Fund's Board of Directors has determined to discontinue the self-tender policy, based primarily on the marked reduction in the percentage of the Fund invested in private equity holdings since 2005, and the relatively small discount at which the Fund shares have been recently trading.

Note J. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note K. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On February 15, 2007, the Annual Meeting of Shareholders of the Fund (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect three directors to the Board of Directors of the Fund:

Name of Director	For	Withheld
Enrique R. Arzac (Class III)	5,599,672	123,876
James J. Cattano (Class III)	5,602,108	121,440
Lawrence Haber (Class III)	5,599,107	124,441

In addition to the directors elected at the Meeting, Walter Eberstadt, Phillip Goldstein, Steven N. Rappaport, and Martin M. Torino continued as directors of the Fund. Subsequent to this Meeting, Phillip Goldstein resigned as a director of the Fund.

IMPORTANT PRIVACY CHOICES FOR CONSUMERS (UNAUDITED)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

• Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

• Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates.

We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Note: This notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("Credit Suisse"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in Credit Suisse sponsored and advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This notice is dated as of May 17, 2007.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

Board Consideration and Re-Approval of Investment Advisory and Sub-Advisory Agreements

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse Australia") for the Fund, and (iii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse U.K.", and together with Credit Suisse Australia, the "Sub-Advisers"). The investment advisory agreement with Credit Suisse and the investment sub-advisory agreements with the Sub-Advisers are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 16, 2006, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse, Credit Suisse Australia and Credit Suisse U.K. and the re-approval of the Advisory Agreements.

Nature, Extent and Quality of Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Advisers under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Advisers were provided to the Board, as were responses of Credit Suisse and the Sub-Advisers to requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of investment personnel of Credit Suisse and the Sub-Advisers. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund. The Board also considered the organizational realignment of Credit Suisse's asset management business and the potential impact of such changes on the Fund.

In addition, the Board considered the investment and legal compliance programs of the Fund, Credit Suisse and the Sub-Advisers, including their compliance policies and procedures and reports of the Fund's Chief Compliance Officer.

The Board evaluated the ability of Credit Suisse and the Sub-Advisers, based on their respective resources, reputations and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's and the Sub-Advisers' compensation arrangements for its personnel involved in the management of the Fund including incentive and retirement plans.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Based on the above factors, together with those referenced below, the Board concluded that it was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Advisers.

Fund Performance and Expenses

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Emerging Markets Index. The Board noted that the Fund has underperformed the benchmark during the measurement periods but that recent performance of the Fund has improved compared to the benchmark. The Board also noted that there are significant differences between the objectives of the Fund and the benchmark and that, accordingly, that performance comparisons with the benchmark are of limited value.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees, fee waivers/caps and/or expense reimbursements and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was not appreciably higher than the Peer Group's median overall expense ratio, both including and excluding investment-related expenses and taxes. The Board also noted the limited number of peer funds from which to select the Fund's Peer Group and Universe and considered that many of the peer funds were larger than the Fund.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

Investment Advisory and Sub-Advisory Fee Rates

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rates (the "Sub-Advisory Agreement Rates") payable by Credit Suisse to the Sub-Advisers for investment sub-advisory services. The Board noted that Credit Suisse had voluntary fee waivers in effect to base its current investment advisory fee upon the lower of the average weekly stock price or its average weekly net assets.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rate) with those of the other funds in its Peer Group. The Board noted that the Fund's Advisory Agreement Rate was lower than the median rate of its Peer Group. The Board noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arm's length. The Board concluded that these and other factors supported the Advisory Agreement Rate and approved the Advisory Agreement for the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

The Board also reviewed the Sub-Advisory Agreement Rates charged by the Sub-Advisers. The Board concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

Profitability

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse Australia and Credit Suisse U.K. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board received and considered an estimated combined profitability analysis of the Sub-Advisers based on the Sub-Advisory Agreement Rates, as well as on other relationships between the Fund, Credit Suisse Australia and its affiliates, and Credit Suisse U.K. and its affiliates. The Board noted the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Advisers by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Advisers and their affiliates received with regard to providing these services to the Fund were not unreasonable.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board concluded that any actual or potential economies of scale are shared fairly with Fund shareholders, including most particularly through Advisory Agreement Rate breakpoints.

Information about Services to Other Clients

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by the Sub-Advisers to other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rates were reasonable given the nature and extent of services provided and comparison with fee rates offered to other clients. In this regard, where rates offered to other clients are appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, emerging market fund, compared with other clients and other funds, provided a justification for the higher fee rates charged to the Fund.

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED) (CONTINUED)

Other Benefits to Credit Suisse and the Sub-Advisers

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including Credit Suisse Australia and Credit Suisse U.K., as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse and the Sub-Advisers with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Advisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates or the Sub-Advisers and their affiliates).

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Advisers at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer of the Fund at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

  •  By calling 1-800-293-1232;

  •  On the Fund's website, www.credit-suisse.com/us

  •  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

Single Country
The Chile Fund, Inc. (AMEX: CH)
The First Israel Fund, Inc. (AMEX: ISL)
The Indonesia Fund, Inc. (AMEX: IF)

Multiple Country
The Emerging Markets Telecommunications Fund, Inc. (AMEX: ETF)
The Latin America Equity Fund, Inc. (AMEX: LAQ)

Fixed Income
Credit Suisse Asset Management Income Fund, Inc. (AMEX: CIK)
Credit Suisse High Yield Bond Fund (AMEX: DHY)

Literature Request—Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the Internet: www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Absolute Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse High Income Fund

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Large Cap Blend Fund

Credit Suisse Large Cap Growth Fund

Credit Suisse Large Cap Value Fund

Credit Suisse Mid-Cap Core Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

Credit Suisse Asset Management Securities, Inc., Distributor.

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DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac  Chairman of the Board of
  Directors

James J. Cattano  Director

Walter Eberstadt  Director

Lawrence Haber  Director

Steven N. Rappaport  Director

Martin M. Torino  Director

Keith M. Schappert  Chief Executive Officer
  and President

Neil Gregson  Chief Investment Officer

J. Kevin Gao  Chief Legal Officer,
  Senior Vice President
  and Secretary

Emidio Morizio  Chief Compliance Officer

Michael A. Pignataro  Chief Financial Officer

Robert Rizza  Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC

Eleven Madison Avenue

New York, NY 10010

INVESTMENT SUB-ADVISERS

Credit Suisse Asset Management Limited

Level 32, Gateway Building

1 Macquarie Place

Sydney NSW 2000

Credit Suisse Asset Management Limited

One Cabot Square

London, E14 4QJ

ADMINISTRATOR

Bear Stearns Funds Management Inc.

383 Madison Avenue

New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

ETF-SAR-0407

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

This item is inapplicable to a semi-annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly announced Plans	(d) Maximum Number of Shares that may yet be purchased under the Plan

November 1st through November 30th	0	$0.00	0	358,562
December 1st through December 31st	0	$0.00	0	358,562
January 1st through January 31st	0	$0.00	0	358,562
February 1st through February 28th	0	$0.00	0	358,562
March 1st through March 31st	0	$0.00	0	358,562
April 1st through April 30th	0	$0.00	0	358,562

(a)          The plan was announced December 4, 2003.

(b)         10% of the Fund’s outstanding shares.

(c)          There is no expiration date of the plan.

(d)         Not applicable.

(e)          Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated December 29, 2006.

Item 11. Controls and Procedures.

(a)           As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Not applicable.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	July 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Keith M. Schappert
Name:	Keith M. Schappert
Title:	Chief Executive Officer
Date:	July 5, 2007

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	July 5, 2007